UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Street

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-425-6432

Date of fiscal year end: December 31

Date of reporting period: March 31, 2010

ITEM 1.	SCHEDULE OF INVESTMENTS

WESTERN ASSET FUNDS, INC.

WESTERN ASSET CORE BOND PORTFOLIO

FORM N-Q

MARCH 31, 2010

WESTERN ASSET CORE BOND PORTFOLIO

Schedule of investments (unaudited)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CORPORATE BONDS & NOTES - 34.1%
CONSUMER DISCRETIONARY - 2.1%
Automobiles - 0.0%
DaimlerChrysler North America Holding Corp., Notes	5.875%	3/15/11	$700,000	$728,271
Motors Liquidation Co.	9.450%	11/1/11	160,000	57,600	(a)
Motors Liquidation Co.	8.100%	6/15/24	23,000	8,165	(a)
Motors Liquidation Co., Debentures	9.400%	7/15/21	43,000	15,265	(a)
Motors Liquidation Co., step bond	1.000%	3/15/36	567,000	106,312	(a)

Total Automobiles				915,613

Hotels, Restaurants & Leisure - 0.1%
Marriott International Inc.	5.810%	11/10/15	4,400,000	4,585,918

Leisure Equipment & Products - 0.3%
Eastman Kodak Co., Senior Notes	7.250%	11/15/13	9,130,000	8,696,325

Media - 1.2%
CBS Corp.	7.625%	1/15/16	2,750,000	3,028,212
Comcast Corp., Notes	6.500%	1/15/15	1,200,000	1,350,780
Comcast Corp., Senior Notes	6.500%	1/15/17	1,500,000	1,667,565
Comcast Corp., Senior Notes	6.950%	8/15/37	3,130,000	3,386,090
News America Inc., Senior Notes	6.200%	12/15/34	105,000	104,725
News America Inc., Senior Notes	6.650%	11/15/37	700,000	736,193
Reed Elsevier Capital Inc., Notes	8.625%	1/15/19	4,740,000	5,913,415
Time Warner Cable Inc., Senior Notes	6.200%	7/1/13	6,470,000	7,139,600
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	1,180,000	1,463,414
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	8,630,000	10,443,059
Time Warner Cable Inc., Senior Notes	6.750%	6/15/39	2,950,000	3,094,571
Viacom Inc.	6.250%	4/30/16	3,400,000	3,756,344

Total Media				42,083,968

Multiline Retail - 0.1%
Target Corp.	4.000%	6/15/13	4,445,000	4,656,982

Specialty Retail - 0.4%
Autozone Inc.	6.950%	6/15/16	5,620,000	6,353,438
Home Depot Inc.	5.250%	12/16/13	2,740,000	2,967,047
Home Depot Inc.	5.400%	3/1/16	4,250,000	4,592,542

Total Specialty Retail				13,913,027

TOTAL CONSUMER DISCRETIONARY				74,851,833

CONSUMER STAPLES - 2.6%
Beverages - 0.4%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	6,620,000	6,829,066
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	1,960,000	1,966,035	(b)
Diageo Finance BV	3.250%	1/15/15	4,990,000	5,009,401

Total Beverages				13,804,502

Food & Staples Retailing - 1.5%
CVS Corp., Pass-through Certificates	6.117%	1/10/13	2,997,565	3,199,001	(b)
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	33,743,151	33,372,989
Kroger Co., Senior Notes	6.400%	8/15/17	580,000	644,825
Kroger Co., Senior Notes	6.150%	1/15/20	850,000	922,724
Wal-Mart Stores Inc., Notes	5.800%	2/15/18	9,150,000	10,211,428
Wal-Mart Stores Inc., Notes	6.200%	4/15/38	5,410,000	5,826,024

Total Food & Staples Retailing				54,176,991

Food Products - 0.4%
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	8,210,000	8,344,274
Sara Lee Corp., Notes	6.250%	9/15/11	5,500,000	5,844,223
Unilever Capital Corp.	7.125%	11/1/10	1,730,000	1,795,602

Total Food Products				15,984,099

Tobacco - 0.3%
Altria Group Inc., Senior Notes	9.250%	8/6/19	3,680,000	4,471,686

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Tobacco - continued
Reynolds American Inc., Senior Notes	7.250%	6/1/12	$4,535,000	$4,954,342

Total Tobacco				9,426,028

TOTAL CONSUMER STAPLES				93,391,620

ENERGY - 3.3%
Energy Equipment & Services - 0.1%
Sonat Inc., Notes	7.625%	7/15/11	5,000,000	5,221,140

Oil, Gas & Consumable Fuels - 3.2%
Anadarko Petroleum Corp., Senior Notes	5.950%	9/15/16	14,503,000	15,800,598
Conoco Funding Co.	7.250%	10/15/31	350,000	410,495
Conoco Funding Co., Notes	6.350%	10/15/11	400,000	431,486
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	2,780,000	3,190,895
El Paso Natural Gas Co., Bonds	8.375%	6/15/32	3,610,000	4,224,971
Gazprom, Loan Participation Notes	6.212%	11/22/16	850,000	875,500	(b)
Hess Corp., Notes	8.125%	2/15/19	5,610,000	6,838,309
Hess Corp., Notes	7.875%	10/1/29	3,840,000	4,600,938
Hess Corp., Notes	7.300%	8/15/31	3,625,000	4,130,655
Kerr-McGee Corp., Notes	6.875%	9/15/11	17,000,000	18,315,851
Kerr-McGee Corp., Notes	6.950%	7/1/24	650,000	723,031
Kinder Morgan Energy Partners LP, Senior Notes	7.125%	3/15/12	4,650,000	5,091,248
Kinder Morgan Energy Partners LP, Senior Notes	5.000%	12/15/13	3,180,000	3,409,221
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	13,199,000	13,003,470
Petrobras International Finance Co., Senior Notes	6.125%	10/6/16	2,720,000	2,930,055
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	2,428,000	2,487,464
Shell International Finance BV, Senior Notes	4.375%	3/25/20	7,960,000	7,891,385
Tennessee Gas Pipeline Co., Senior Notes	8.375%	6/15/32	1,110,000	1,299,091
Williams Cos. Inc., Debentures	7.500%	1/15/31	5,378,000	5,909,255
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	2,399,000	2,922,793
XTO Energy Inc., Senior Notes	7.500%	4/15/12	10,379,000	11,628,030
XTO Energy Inc., Senior Notes	6.750%	8/1/37	320,000	374,656

Total Oil, Gas & Consumable Fuels				116,489,397

TOTAL ENERGY				121,710,537

FINANCIALS - 17.2%
Capital Markets - 1.6%
Bear Stearns Co. Inc., Senior Notes	6.400%	10/2/17	11,810,000	13,046,696
Goldman Sachs Capital II, Junior Subordinated Bonds	5.793%	6/1/12	770,000	652,575	(c)(d)
Goldman Sachs Group Inc.	5.625%	1/15/17	9,935,000	10,180,434
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	12,240,000	12,126,792
Kaupthing Bank HF, Senior Notes	5.750%	10/4/11	2,960,000	791,800	(a)(b)(e)
Kaupthing Bank HF, Senior Notes	7.625%	2/28/15	20,280,000	5,424,900	(a)(b)(e)
Kaupthing Bank HF, Subordinated Notes	7.125%	5/19/16	30,520,000	3,052	(a)(b)(e)
Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes	5.857%	5/31/12	1,300,000	3,250	(a)(d)
Lehman Brothers Holdings Inc., Medium-Term Notes	6.750%	12/28/17	29,990,000	74,975	(a)
Lehman Brothers Holdings Inc., Medium-Term Notes, Senior Notes	6.200%	9/26/14	4,370,000	1,016,025	(a)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	11,920,000	29,800	(a)
Merrill Lynch & Co. Inc., Subordinated Notes	6.110%	1/29/37	3,510,000	3,229,523
Morgan Stanley, Medium-Term Notes	0.701%	10/18/16	4,040,000	3,693,829	(c)
Morgan Stanley, Subordinated Notes	4.750%	4/1/14	3,070,000	3,134,706
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	5,350,000	5,277,952

Total Capital Markets				58,686,309

Commercial Banks - 4.4%
BAC Capital Trust XIV, Junior Subordinated Notes	5.630%	3/15/12	500,000	376,250	(c)(d)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	3.850%	1/22/15	4,280,000	4,324,675	(b)
Bank One Corp.	7.875%	8/1/10	4,500,000	4,607,208
Bank One Corp., Subordinated Notes	5.900%	11/15/11	2,000,000	2,133,796
Barclays Bank PLC, Senior Notes	5.200%	7/10/14	2,060,000	2,199,746
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	4,750,000	4,898,523	(b)
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	4,450,000	4,511,050	(b)

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Commercial Banks - continued
Commonwealth Bank of Australia, Senior Notes	5.000%	10/15/19	$1,900,000	$1,909,555	(b)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	9,970,000	10,792,525	(b)(c)(d)
Glitnir Banki HF, Notes	6.330%	7/28/11	6,080,000	1,793,600	(a)(b)(e)
Glitnir Banki HF, Notes	6.375%	9/25/12	8,920,000	2,631,400	(a)(b)(e)
Glitnir Banki HF, Subordinated Bonds	7.451%	9/14/16	1,600,000	160	(a)(b)(d)(e)
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	11,830,000	1,183	(a)(b)(e)
HBOS Capital Funding LP, Tier 1 Notes, Perpetual Bonds	6.071%	6/30/14	3,105,000	2,421,900	(b)(c)(d)
HBOS Treasury Services PLC	5.250%	2/21/17	2,500,000	2,551,558	(b)
HSBC Capital Funding LP, Subordinated Notes	4.610%	6/27/13	1,630,000	1,500,032	(b)(c)(d)
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	17,170,000	1,974,550	(a)(b)(e)
Lloyds TSB Bank PLC, Bonds	4.375%	1/12/15	6,210,000	6,121,706	(b)
Lloyds TSB Bank PLC, Notes	5.800%	1/13/20	6,460,000	6,302,944	(b)
Nordea Bank AB, Senior Notes	3.700%	11/13/14	6,410,000	6,458,466	(b)
Nordea Bank AB, Senior Notes	4.875%	1/27/20	3,800,000	3,768,194	(b)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	7,003,000	9,011,874	(b)(c)(d)
Resona Preferred Global Securities Cayman Ltd.,
Junior Subordinated, Bonds	7.191%	7/30/15	13,670,000	12,813,602	(b)(c)(d)
Royal Bank of Scotland Group PLC, Junior
Subordinated Notes, Medium-Term Notes	7.640%	9/29/17	3,700,000	2,331,000	(c)(d)
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	9,060,000	9,057,735
Royal Bank of Scotland PLC, Senior Notes	4.875%	3/16/15	1,700,000	1,699,582
RSHB Capital, Loan Participation Notes, Senior
Secured Bonds	6.299%	5/15/17	2,430,000	2,520,882	(b)
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	6,700,000	6,674,707	(b)
Shinsei Finance Cayman Ltd., Junior Subordinated Bonds	6.418%	7/20/16	11,080,000	7,683,902	(b)(c)(d)
SunTrust Capital, Trust Preferred Securities	6.100%	12/1/66	14,970,000	12,320,460	(c)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.800%	3/15/11	5,310,000	4,500,225	(c)(d)
Wachovia Corp., Senior Notes	5.750%	6/15/17	16,100,000	17,145,389
Wells Fargo Capital X, Capital Securities	5.950%	12/1/86	1,890,000	1,732,822

Total Commercial Banks				158,771,201

Consumer Finance - 2.3%
Aiful Corp., Notes	5.000%	8/10/10	3,720,000	3,552,600	(b)
American Express Co., Subordinated Debentures	6.800%	9/1/66	4,180,000	4,075,500	(c)
American Express Credit Corp., Senior Notes	5.125%	8/25/14	15,020,000	15,947,155
American General Finance Corp., Medium-Term Notes	6.900%	12/15/17	4,070,000	3,564,950
Capital One Financial Corp.	6.150%	9/1/16	3,170,000	3,288,793
Ford Motor Credit Co., Senior Notes	7.250%	10/25/11	5,910,000	6,110,296
Ford Motor Credit Co., LLC, Bonds	7.375%	2/1/11	6,435,000	6,595,675
GMAC Inc., Debentures, zero coupon bond	0.000%	6/15/15	220,000	141,350
GMAC Inc., Senior Notes	7.250%	3/2/11	519,000	528,082
HSBC Finance Corp.	7.000%	5/15/12	700,000	763,371
HSBC Finance Corp., Senior Notes	8.000%	7/15/10	690,000	703,656
HSBC Finance Corp., Subordinated Notes	6.375%	11/27/12	440,000	481,888
SLM Corp., Medium-Term Notes	5.375%	5/15/14	3,000,000	2,841,567
SLM Corp., Medium-Term Notes, Senior Notes	5.625%	8/1/33	42,895,000	33,098,854

Total Consumer Finance				81,693,737

Diversified Financial Services - 5.3%
Air 2 US, Notes	8.027%	10/1/19	7,708,190	6,831,384	(b)
Bank of America Corp., Senior Notes	7.625%	6/1/19	4,690,000	5,364,717
Boeing Capital Corp., Senior Notes	4.700%	10/27/19	2,620,000	2,634,221
Citigroup Inc., Senior Notes	6.375%	8/12/14	2,170,000	2,318,218
Citigroup Inc., Senior Notes	5.500%	10/15/14	1,740,000	1,800,736
Citigroup Inc., Senior Notes	6.010%	1/15/15	8,630,000	9,066,402
Citigroup Inc., Senior Notes	8.500%	5/22/19	2,420,000	2,824,590
Citigroup Inc., Senior Notes	5.875%	5/29/37	17,000,000	15,313,362
Citigroup Inc., Senior Notes	6.875%	3/5/38	17,330,000	17,511,896
Citigroup Inc., Subordinated Notes	6.125%	8/25/36	2,000,000	1,745,274
General Electric Capital Corp., Senior Notes	2.125%	12/21/12	21,370,000	21,649,584
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	23,700,000	25,563,057

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Diversified Financial Services - continued
General Electric Capital Corp., Subordinated
Debentures	6.375%	11/15/67	$22,960,000	$21,553,700	(c)
ILFC E-Capital Trust I	5.900%	12/21/65	10,600,000	8,162,000	(b)(c)
ILFC E-Capital Trust II, Bonds	6.250%	12/21/65	4,160,000	3,203,200	(b)(c)
JP Morgan and Co. Inc.	1.714%	2/15/12	2,000,000	2,008,560	(c)
JPMorgan Chase & Co., Subordinated Notes	5.750%	1/2/13	3,770,000	4,091,468
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	7,855,000	8,455,640
Merna Reinsurance Ltd., Subordinated Notes	2.040%	6/30/12	13,500,000	13,389,300	(b)(c)
MUFG Capital Finance 1 Ltd., Preferred Securities	6.346%	7/25/16	4,660,000	4,620,609	(c)(d)
Patrons’ Legacy	5.775%	12/23/63	5,800,000	5,276,492	(b)(f)
PHH Corp.	7.125%	3/1/13	3,410,000	3,324,750
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	2,420,000	2,631,750	(b)
TNK-BP Finance SA, Senior Notes	6.625%	3/20/17	3,470,000	3,565,425	(b)

Total Diversified Financial Services				192,906,335

Insurance - 3.0%
American International Group Inc., Junior
Subordinated Debentures	6.250%	3/15/87	12,690,000	9,390,600
American International Group Inc., Medium-Term
Notes, Senior Notes	5.850%	1/16/18	2,370,000	2,202,123
ASIF Global Financing XIX	4.900%	1/17/13	1,210,000	1,223,486	(b)
Berkshire Hathaway Inc., Senior Notes	3.200%	2/11/15	7,290,000	7,352,228
Marsh & McLennan Cos. Inc.	5.150%	9/15/10	3,070,000	3,122,865
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/66	46,870,000	41,948,650
Teachers Insurance & Annuity Association of
America - College Retirement Equity Fund, Notes	6.850%	12/16/39	5,340,000	5,792,469	(b)
Travelers Cos. Inc., Junior Subordinated
Debentures	6.250%	3/15/67	37,460,000	36,873,938	(c)

Total Insurance				107,906,359

Real Estate Investment Trusts (REITs) - 0.1%
Health Care Property Investors Inc.	6.450%	6/25/12	3,550,000	3,763,884

Thrifts & Mortgage Finance - 0.5%
Countrywide Financial Corp., Subordinated Notes	6.250%	5/15/16	18,400,000	18,891,133

TOTAL FINANCIALS				622,618,958

HEALTH CARE - 2.2%
Health Care Equipment & Supplies - 0.1%
Medtronic Inc., Senior Notes	4.450%	3/15/20	2,900,000	2,886,115

Health Care Providers & Services - 1.7%
AmerisourceBergen Corp.	5.875%	9/15/15	3,050,000	3,332,619
AmerisourceBergen Corp.	5.625%	9/15/12	3,520,000	3,791,617
HCA Inc., Senior Notes	5.750%	3/15/14	35,430,000	33,437,063
Tenet Healthcare Corp., Senior Notes	7.375%	2/1/13	6,584,000	6,649,840
Tenet Healthcare Corp., Senior Notes	9.000%	5/1/15	1,250,000	1,346,875	(b)
Tenet Healthcare Corp., Senior Notes	10.000%	5/1/18	1,250,000	1,400,000	(b)
WellPoint Inc., Notes	5.875%	6/15/17	900,000	966,302
WellPoint Inc., Notes	7.000%	2/15/19	2,780,000	3,152,481
WellPoint Inc., Senior Notes	6.000%	2/15/14	6,110,000	6,716,888

Total Health Care Providers & Services				60,793,685

Pharmaceuticals - 0.4%
Roche Holdings Inc., Senior Notes	6.000%	3/1/19	4,330,000	4,785,191	(b)
Wyeth, Notes	5.950%	4/1/37	9,750,000	10,208,036

Total Pharmaceuticals				14,993,227

TOTAL HEALTH CARE				78,673,027

INDUSTRIALS - 3.8%
Aerospace & Defense - 0.4%
Boeing Co., Senior Notes	4.875%	2/15/20	5,210,000	5,330,544
Systems 2001 Asset Trust	6.664%	9/15/13	7,901,970	8,346,456	(b)

Total Aerospace & Defense				13,677,000

Airlines - 1.7%
Continental Airlines Inc.	6.820%	5/1/18	548,237	537,957
Continental Airlines Inc., Pass-Through Certificates	6.900%	1/2/18	2,298,251	2,315,487
Continental Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	2,744,336	2,799,223

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Airlines - continued
Continental Airlines Inc., Pass-Through Certificates	5.983%	4/19/22	$4,000,000	$3,930,000
Continental Airlines Inc., Pass-Through Certificates	6.703%	12/15/22	3,022,557	2,780,752
Delta Air Lines Inc., Pass-Through Certificates	7.379%	11/18/11	247,478	247,478
Delta Air Lines Inc., Pass-Through Certificates	7.570%	5/18/12	7,136,000	7,225,200
Delta Air Lines Inc., Pass-Through Certificates	7.111%	3/18/13	15,600,000	16,302,000
Delta Air Lines Inc., Pass-Through Certificates	6.821%	2/10/24	9,773,605	9,773,605
Northwest Airlines Corp., Pass-Through Certificates	7.575%	9/1/20	4,515,179	4,244,268
Northwest Airlines Inc., Pass-Through Certificates	1.019%	5/20/14	2,204,899	1,896,214	(c)
Southwest Airlines Co., Notes	5.125%	3/1/17	2,640,000	2,569,850
US Airways Pass-Through Trust	6.850%	1/30/18	8,745,337	7,477,263

Total Airlines				62,099,297

Building Products - 0.2%
Masco Corp.	7.125%	8/15/13	3,320,000	3,547,204
Masco Corp.	6.125%	10/3/16	4,120,000	4,108,328

Total Building Products				7,655,532

Commercial Services & Supplies - 0.3%
Waste Management Inc.	5.000%	3/15/14	3,440,000	3,653,861
Waste Management Inc.	7.125%	12/15/17	6,000,000	6,849,702
Waste Management Inc., Senior Notes	6.375%	11/15/12	2,530,000	2,803,263

Total Commercial Services & Supplies				13,306,826

Industrial Conglomerates - 1.2%
Tyco International Group SA, Guaranteed Notes	6.750%	2/15/11	26,549,000	27,836,627
Tyco International Group SA, Notes	6.000%	11/15/13	2,950,000	3,260,101
Tyco International Group SA, Senior Notes	6.375%	10/15/11	6,560,000	7,067,941
Tyco International Ltd. / Tyco International Finance SA	7.000%	12/15/19	687,000	788,436
Tyco International Ltd./Tyco International Finance SA, Senior Bonds	6.875%	1/15/21	2,275,000	2,599,640
United Technologies Corp., Senior Notes	5.400%	5/1/35	1,460,000	1,413,054

Total Industrial Conglomerates				42,965,799

TOTAL INDUSTRIALS				139,704,454

INFORMATION TECHNOLOGY - 0.2%
Communications Equipment - 0.2%
Motorola Inc.	8.000%	11/1/11	5,600,000	6,050,750

MATERIALS - 0.2%
Metals & Mining - 0.2%
Corporacion Nacional del Cobre, Senior Notes	4.750%	10/15/14	1,750,000	1,837,057	(b)
Vale Overseas Ltd., Notes	8.250%	1/17/34	775,000	908,791
Vale Overseas Ltd., Notes	6.875%	11/21/36	5,199,000	5,378,625

TOTAL MATERIALS				8,124,473

TELECOMMUNICATION SERVICES - 1.4%
Diversified Telecommunication Services - 1.3%
AT&T Inc., Global Notes	6.550%	2/15/39	7,410,000	7,789,703
BellSouth Corp.	5.200%	9/15/14	4,270,000	4,600,724
BellSouth Corp., Notes	4.750%	11/15/12	440,000	469,158
British Telecommunications PLC, Senior Notes	9.125%	12/15/10	1,755,000	1,853,324
CenturyTel Inc.	6.000%	4/1/17	4,120,000	4,206,293
Deutsche Telekom International Finance BV,
Senior Notes	5.750%	3/23/16	5,370,000	5,772,772
Koninklijke KPN NV, Senior Notes	8.000%	10/1/10	8,240,000	8,528,820
SBC Communications Inc., Notes	5.100%	9/15/14	4,960,000	5,366,437
Telecom Italia Capital S.p.A., Senior Notes	5.250%	10/1/15	2,060,000	2,109,218
Telecom Italia Capital SA	5.250%	11/15/13	965,000	1,010,765
Telecom Italia Capital SA, Senior Notes	4.950%	9/30/14	2,570,000	2,636,386
Verizon Global Funding Corp.	7.250%	12/1/10	2,220,000	2,316,373
Verizon Global Funding Corp., Notes	7.375%	9/1/12	5,000	5,662

Total Diversified Telecommunication Services				46,665,635

Wireless Telecommunication Services - 0.1%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	2,710,000	2,862,795
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	1,950,000	1,922,439	(b)

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Diversified Telecommunication Services - continued
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	$45,000	$41,737

Total Wireless Telecommunication Services				4,826,971

TOTAL TELECOMMUNICATION SERVICES				51,492,606

UTILITIES - 1.1%
Electric Utilities - 0.6%
Exelon Corp., Bonds	5.625%	6/15/35	345,000	320,379
FirstEnergy Corp., Notes	6.450%	11/15/11	13,000	13,789
FirstEnergy Corp., Notes	7.375%	11/15/31	10,610,000	10,980,119
Hydro-Quebec, Global Debentures	6.300%	5/11/11	570,000	604,667
Pacific Gas & Electric Co., Senior Notes	5.800%	3/1/37	7,330,000	7,273,281
Progress Energy Inc.	7.100%	3/1/11	1,488,000	1,564,855
The Detroit Edison Co.	6.125%	10/1/10	920,000	943,893

Total Electric Utilities				21,700,983

Gas Utilities - 0.2%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	7,390,000	8,330,628

Independent Power Producers & Energy Traders - 0.2%
TXU Corp., Senior Notes	6.500%	11/15/24	1,090,000	566,800
TXU Corp., Senior Notes	6.550%	11/15/34	9,930,000	5,113,950

Total Independent Power Producers & Energy Traders				5,680,750

Multi-Utilities - 0.1%
Dominion Resources Inc., Notes	4.750%	12/15/10	570,000	585,589
Dominion Resources Inc., Senior Notes	5.700%	9/17/12	2,050,000	2,221,335

Total Multi-Utilities				2,806,924

TOTAL UTILITIES				38,519,285

TOTAL CORPORATE BONDS & NOTES (Cost - $1,348,716,326)				1,235,137,543

ASSET-BACKED SECURITIES - 3.7%
FINANCIALS - 3.7%
Automobiles - 0.7%
AESOP Funding II LLC, 2010-2A A	3.630%	8/20/14	2,530,000	2,529,747	(b)
AESOP Funding II LLC, 2010-3A A	4.640%	5/20/16	2,530,000	2,529,747	(b)
Drive Auto Receivables Trust, 2006-2 A3	5.330%	4/15/14	12,845,737	12,868,121	(b)
E-Trade RV and Marine Trust, 2004-1 A3	3.620%	10/8/18	83,811	84,222
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	6,560,000	6,846,525	(b)

Total Automobiles				24,858,362

Home Equity - 2.9%
Amortizing Residential Collateral Trust, 2002-BC1M A	0.509%	1/1/32	1,458,825	944,361	(c)(f)
Amortizing Residential Collateral Trust, 2005-BC5 M1	1.264%	7/25/32	2,169,687	1,430,977	(c)
Asset-Backed Funding Certificates, 2002-SB1 AII1	0.659%	12/25/30	1,037,022	892,709	(c)
Bayview Financial Acquisition Trust, 2005-B M1	0.697%	4/28/39	610,000	390,642	(c)
Bear Stearns Asset-Backed Securities Trust, 2007- HE6 1A1	1.479%	8/25/37	8,456,238	5,166,261	(c)
CDC Mortgage Capital Trust, 2002-HE1 A	0.849%	1/25/33	411,523	320,798	(c)
CIT Group Home Equity Loan Trust, 2002-1 AV	0.519%	3/25/33	208,240	195,761	(c)
Citigroup Mortgage Loan Trust Inc., 2007-SHL1 A	0.646%	11/25/46	3,999,407	1,863,411	(b)(c)
Countrywide Asset-Backed Certificates, 2003-BC3 A2	0.849%	9/25/33	467,213	375,870	(c)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.380%	11/15/36	8,486,643	6,155,413	(c)
Countrywide Home Equity Loan Trust, 2007-GW A	0.980%	8/15/37	628,803	463,097	(c)
Equity One ABS Inc., 2003-3 AF4	4.995%	12/25/33	4,068,582	3,686,892
GMAC Mortgage Corp. Loan Trust, 2004-VF1 A1	0.979%	2/25/31	38,214,517	27,511,563	(b)(c)
GMAC Mortgage Corp. Loan Trust, 2005-HE3 A1VN	0.489%	2/25/36	17,088,453	7,737,224	(c)
GSAMP Trust, 2006-S4 A1	0.319%	5/25/36	1,533,388	127,163	(c)
Lehman XS Trust, 2005-5N 1A1	0.529%	11/25/35	6,147,885	3,992,201	(c)
Lehman XS Trust, 2006-2N 1A1	0.489%	2/25/46	12,520,853	6,433,935	(c)
Lehman XS Trust, 2006-GP4 3A1A	0.299%	8/25/46	665,651	645,144	(c)
Long Beach Mortgage Loan Trust, 2000-1 AV1	0.760%	1/21/31	159,246	102,877	(c)
Long Beach Mortgage Loan Trust, 2006-9 2A3	0.389%	10/25/36	3,200,000	1,152,025	(c)

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Home Equity - continued
Merrill Lynch Mortgage Investors Trust, 2007-SD1 A1	0.679%	2/25/47	$38,319,675	$16,145,574	(c)
MSCC HELOC Trust, 2005-1 A	0.419%	7/25/17	1,368,069	651,619	(c)
Provident Bank Home Equity Loan Trust, 1999-3 A3	1.009%	1/25/31	558,189	249,830	(c)
RAAC Series, 2007-SP3 A1	1.429%	9/25/47	677,140	491,308	(c)
Residential Asset Mortgage Products Inc., 2003- RS2 AII	0.909%	3/25/33	135,605	85,971	(c)
Residential Asset Securities Corp., 2001-KS2 AII	0.689%	6/25/31	208,057	157,233	(c)
Residential Asset Securities Corp., 2001-KS3 AII	0.689%	9/25/31	82,823	58,178	(c)
SACO I Trust, 2005-10 1A	0.489%	6/25/36	2,986,000	1,021,380	(c)
SACO I Trust, 2005-8 A1	0.509%	11/25/35	821,486	372,498	(c)
Securitized Asset-Backed Receivables LLC, 2007- BR2 A2	0.459%	2/25/37	38,468,888	16,931,654	(c)
Structured Asset Securities Corp., 2004-6XS A5B	5.550%	3/25/34	2,383,860	2,125,250

Total Home Equity				107,878,819

Manufactured Housing - 0.1%
Conseco Finance Securitizations Corp., 2000-5 A6	7.960%	2/1/32	3,297,793	2,780,862
Green Tree Financial Corp., 1996-5 B1	8.100%	7/15/27	308,118	32,341	(c)

Total Manufactured Housing				2,813,203

TOTAL ASSET-BACKED SECURITIES (Cost - $217,223,472)				135,550,384

COLLATERALIZED MORTGAGE OBLIGATIONS - 16.0%
American Home Mortgage Assets, 2006-4 1A12	0.439%	10/25/46	778,567	391,251	(c)
Banc of America Commercial Mortgage Inc., 2005- 5 A4	5.115%	10/10/45	10,000	10,184	(c)
Banc of America Commercial Mortgage Inc., 2006- 3 A4	5.889%	7/10/44	15,400,000	15,083,853	(c)
Banc of America Commercial Mortgage Inc., 2007- 5 A3	5.620%	2/10/51	3,710,000	3,839,552
Banc of America Funding Corp., 2005-E 8A1	3.524%	6/20/35	10,484,338	5,231,147	(c)
Bear Stearns Adjustable Rate Mortgage Trust, 2004-9 24A1	5.399%	11/25/34	12,655,558	11,316,676	(c)
Bear Stearns Mortgage Funding Trust, 2007-AR5 1A1A	0.399%	11/25/36	6,631,305	3,495,914	(c)
Citigroup Mortgage Loan Trust Inc., 2005-5 3A2A	5.477%	9/25/35	3,900,973	2,290,284	(c)
Citigroup Mortgage Loan Trust Inc., 2005-HE2 A	0.646%	5/25/35	1,710,796	1,475,561	(b)(c)
Commercial Mortgage Asset Trust, 1999-C1 A3	6.640%	1/17/32	410,170	410,714
Countrywide Alternative Loan Trust, 2003-20CB 1A1	5.500%	10/25/33	8,225,557	8,134,304
Countrywide Alternative Loan Trust, 2005-14 2A1	0.439%	5/25/35	6,029,132	3,482,552	(c)
Countrywide Alternative Loan Trust, 2005-17 1A1	0.489%	6/25/35	7,679,132	4,475,996	(c)
Countrywide Alternative Loan Trust, 2005-17 2A1	0.469%	5/25/35	16,451,457	8,814,467	(c)
Countrywide Alternative Loan Trust, 2005-38 A3	0.579%	9/25/35	4,949,572	2,959,224	(c)
Countrywide Alternative Loan Trust, 2005-56 3A1	0.519%	11/25/35	706,106	390,283	(c)
Countrywide Alternative Loan Trust, 2005-59 1A1	0.559%	11/20/35	2,183,101	1,150,758	(c)
Countrywide Alternative Loan Trust, 2005-85CB 2A5	1.329%	2/25/36	7,995,587	4,694,184	(c)
Countrywide Alternative Loan Trust, 2006-0A2 A1	0.450%	5/20/46	4,721,061	2,366,454	(c)
Countrywide Alternative Loan Trust, 2006-OA7 3A1	0.439%	6/25/46	9,875,199	4,842,173	(c)
Countrywide Home Loan Mortgage Pass-Through Trust, 2005-3 1A2	0.519%	4/25/35	8,530,372	4,889,613	(c)
Countrywide Home Loan Mortgage Pass-Through Trust, 2005-9 1A1	0.529%	5/25/35	8,494,643	5,033,729	(c)
Countrywide Home Loans, 2005-09 2A1	0.449%	5/25/35	4,838,943	2,931,249	(c)
Countrywide Home Loans, 2005-R3 AF	0.646%	9/25/35	1,703,132	1,438,024	(b)(c)
Credit Suisse Mortgage Capital Certificates, 2006- C1 A4	5.549%	2/15/39	4,180,000	4,307,857	(c)
Credit Suisse Mortgage Capital Certificates, 2006- C5 A3	5.311%	12/15/39	13,000,000	12,269,594
Deutsche Mortgage Securities Inc., 2004-4 7AR2	0.679%	6/25/34	1,478,642	1,108,337	(c)

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Deutsche Mortgage Securities Inc., 2005-WF1 1A3	5.174%	6/26/35	$12,130,000	$9,972,081	(b)(c)
Downey Savings and Loan Association Mortgage Loan Trust, 2005-AR6 2A1A	0.527%	10/19/45	2,903,117	1,649,903	(c)
FFCA Secured Lending Corp., 1999-1A IO	1.205%	11/18/11	2,052,598	34,721	(b)(c)(e)
First Horizon Alternative Mortgage Securities, 2006-FA8 1A8	0.599%	2/25/37	3,735,805	1,838,792	(c)
GE Capital Commercial Mortgage Corp., 2007-C1 A4	5.543%	12/10/49	1,330,000	1,224,004
GMAC Mortgage Corp. Loan Trust, 2004-AR2 3A	4.347%	8/19/34	21,320,370	20,737,774	(c)
Greenpoint Mortgage Funding Trust, 2005-AR1 A2	0.449%	6/25/45	5,806,318	3,461,720	(c)
Greenpoint Mortgage Funding Trust, 2005-AR4 A1	0.489%	10/25/45	1,081,632	562,937	(c)
Greenpoint Mortgage Funding Trust, 2006-AR4 A1A	0.329%	9/25/46	8,942,352	8,645,781	(c)
Greenpoint Mortgage Funding Trust, 2006-AR5 A1A	0.309%	10/25/46	13,600,378	11,891,912	(c)
GS Mortgage Securities Corp. II, 2005-GG4 AABA	4.680%	7/10/39	12,477,732	12,910,884
GSMPS Mortgage Loan Trust, 2005-RP2 1AF	0.596%	3/25/35	12,965,197	10,472,782	(b)(c)
GSR Mortgage Loan Trust, 2005-4F 1A1	4.500%	4/25/20	4,911,394	4,848,467
Harborview Mortgage Loan Trust, 2005-7 1A1	3.944%	6/19/45	11,297,042	5,682,452	(c)
Harborview Mortgage Loan Trust, 2005-9 2A1A	0.580%	6/20/35	869,770	658,978	(c)
Harborview Mortgage Loan Trust, 2006-14 2A1A	0.387%	1/25/47	614,265	340,449	(c)
Harborview Mortgage Loan Trust, 2007-7 2A1A	1.229%	11/25/47	32,807,522	20,221,838	(c)
IMPAC Secured Assets Corp., 2005-2 A1	0.549%	3/25/36	1,019,237	499,711	(c)
Impac Secured Assets Corp., 2006-2 2A1	0.579%	8/25/36	2,470,236	1,958,676	(c)
Indymac Inda Mortgage Loan Trust, 2007-AR7 1A1	6.154%	11/25/37	5,677,768	4,171,882	(c)
Indymac Index Mortgage Loan Trust, 2005-AR15 A2	5.099%	9/25/35	5,759,925	4,341,618	(c)
JPMorgan Chase Commercial Mortgage Securities Corp., 2007-CB20 A4	5.794%	2/12/51	4,530,000	4,519,420	(c)
JPMorgan Mortgage Trust, 2007-A2 4A2	6.015%	4/25/37	11,550,000	8,816,912	(c)
LB-UBS Commercial Mortgage Trust, 2001-C3 X, STRIPS	0.912%	3/15/36	14,937,569	131,655	(b)(c)(e)
LB-UBS Commercial Mortgage Trust, 2005-C3 AAB	4.664%	7/15/30	15,000,000	15,521,047
LB-UBS Commercial Mortgage Trust, 2005-C5 A4	4.954%	9/15/30	9,730,000	9,869,554
Luminent Mortgage Trust, 2007-2 2A1	0.459%	5/25/37	316,364	166,964	(c)
MASTR Adjustable Rate Mortgages Trust, 2004-15 1A1	3.935%	12/25/34	140,413	98,209	(c)
MASTR Adjustable Rate Mortgages Trust, 2007-3 22A2	0.439%	6/25/47	30,431,682	14,395,540	(c)
MASTR Reperforming Loan Trust, 2005-1 1A2	6.500%	8/25/34	841,396	785,654	(b)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	6,866,592	6,514,679	(b)
Medallion Trust, 2003-1G A	0.443%	12/21/33	1,101,978	1,047,430	(c)
Merrill Lynch Mortgage Investors Inc., 1998-C1 A3	6.720%	11/15/26	2,208,467	2,394,835	(c)
Merrill Lynch Mortgage Investors Inc., 2005-A3 A1	0.499%	4/25/35	558,943	333,058	(c)
Merrill Lynch Mortgage Investors Trust, 2006-A1 1A1	5.614%	3/25/36	1,545,429	938,893	(c)
MLCC Mortgage Investors Inc., 2003-B A1	0.569%	4/25/28	1,615,359	1,416,895	(c)
MLCC Mortgage Investors Inc., 2006-1 1A	2.726%	2/25/36	480,838	361,932	(c)
Morgan Stanley Mortgage Loan Trust, 2005-3AR 2A2	3.117%	7/25/35	2,646,909	1,819,223	(c)
Prime Mortgage Trust, 2006-DR1 1A1	5.500%	5/25/35	18,770,748	18,198,826	(b)
Prime Mortgage Trust, 2006-DR1 1A2	6.000%	5/25/35	7,925,863	7,747,531	(b)
Prime Mortgage Trust, 2006-DR1 2A2	6.000%	5/25/35	38,077,025	32,067,994	(b)
Residential Accredit Loans Inc., 2006-QO1O A1	0.389%	1/25/37	13,861,284	7,669,990	(c)
Residential Accredit Loans Inc., 2007-QS4 3A9	6.000%	3/25/37	8,208,811	5,704,098
Residential Asset Mortgage Products Inc., 2005- SL2 A4	7.500%	2/25/32	2,796,072	2,532,383
Residential Asset Securitization Trust, 2003-A14 A1	4.750%	2/25/19	26,625,810	25,951,844

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Structured ARM Loan Trust, 2005-19XS 1A1	0.549%	10/25/35	$1,232,874	$731,153	(c)
Structured Asset Mortgage Investments Inc., 2002- AR5 A1	0.687%	5/19/33	1,082,460	917,599	(c)
Structured Asset Mortgage Investments Inc., 2006- AR6 1A3	0.419%	7/25/46	14,634,045	7,263,906	(c)
Structured Asset Mortgage Investments Inc., 2006- AR7 A1A	0.439%	8/25/36	12,814,971	7,119,293	(c)
Structured Asset Securities Corp., 2003-29 1A1	4.750%	9/25/18	16,522,629	16,765,305
Structured Asset Securities Corp., 2005-RF3 1A	0.596%	6/25/35	708,215	561,894	(b)(c)
Structured Mortgage Asset Residential Trust, 1991- 8 E	0.000%	1/25/23	206,000	23	(c)(e)
Thornburg Mortgage Securities Trust, 2007-4 2A1	6.201%	9/25/37	17,110,790	15,239,460	(c)
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.192%	7/25/37	18,264,476	15,603,939	(c)
Wachovia Bank Commercial Mortgage Trust, 2005- C20 A7	5.118%	7/15/42	4,000,000	4,133,528	(c)
WaMu Alternative Mortgage Pass-Through Certificates, 2007-OA4 A1A	1.231%	4/25/47	21,410,797	11,264,192	(c)
WaMu Mortgage Pass-Through Certificates, 2003- S7 A1	4.500%	8/25/18	2,771,586	2,763,791
WaMu Mortgage Pass-Through Certificates, 2005- AR13 B10	1.446%	10/25/45	3,685,528	27,918	(b)(c)
WaMu Mortgage Pass-Through Certificates, 2007- HY7 2A3	5.792%	7/25/37	13,000,000	8,379,405	(c)
Washington Mutual Inc., 2005-AR06 2A1A	0.459%	4/25/45	7,438,031	5,933,672	(c)
Washington Mutual Inc., 2005-AR4 A5	4.549%	4/25/35	2,500,000	1,817,917	(c)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR08 1A1A	0.499%	7/25/45	8,057,365	6,351,417	(c)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR11 A1A	0.549%	8/25/45	20,805,639	16,079,763	(c)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR13 A1A1	0.519%	10/25/45	12,484,472	9,621,745	(c)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR17 A1A2	0.519%	12/25/45	7,619,449	5,255,794	(c)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR19 A1A2	0.519%	12/26/45	15,951,405	10,682,717	(c)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2007-0A5 1A	1.221%	6/25/47	16,174,555	9,607,468	(c)
Washington Mutual Inc. Pass-Through Certificates, 2005-AR1 A2A1	0.569%	1/25/45	824,183	570,006	(c)
Washington Mutual Inc. Pass-Through Certificates, 2005-AR19 A1A1	0.499%	12/25/45	14,781,445	11,264,285	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR7 2A	1.451%	7/25/46	763,299	456,013	(c)
Wells Fargo Mortgage Backed Securities Trust, 2006-AR8 3A2	5.217%	4/25/36	2,200,000	1,619,407	(c)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $719,647,628)				581,997,472

MORTGAGE-BACKED SECURITIES - 23.2%
FHLMC - 1.5%
Federal Home Loan Mortgage Corp. (FHLMC)	6.000%	9/1/13-5/1/29	561,558	608,037
Federal Home Loan Mortgage Corp. (FHLMC)	5.500%	12/1/13-8/1/35	22,535,322	23,873,199
Federal Home Loan Mortgage Corp. (FHLMC)	9.300%	4/15/19	65,518	73,687
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%	9/1/20-8/1/33	11,064,041	11,739,974
Federal Home Loan Mortgage Corp. (FHLMC)	7.000%	4/1/24-5/1/32	1,842,213	2,071,490
Federal Home Loan Mortgage Corp. (FHLMC)	6.500%	6/1/32	27,540	30,363
Federal Home Loan Mortgage Corp. (FHLMC)	3.147%	10/1/35	1,825,250	1,892,232	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	5.827%	8/1/37	12,768,937	13,571,677	(c)
Federal Home Loan Mortgage Corp. (FHLMC), IO	10.000%	3/1/21	40,102	8,999	(e)

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
FHLMC - continued
Federal Home Loan Mortgage Corp. (FHLMC), PO,zero coupon bond	0.000%	7/15/22	$7,926	$7,372	(e)

Total FHLMC				53,877,030

FNMA - 17.4%
Federal National Mortgage Association (FNMA)	7.000%	6/1/10-2/1/33	6,375,233	7,155,385
Federal National Mortgage Association (FNMA)	8.000%	5/1/15	5,564	6,111
Federal National Mortgage Association (FNMA)	5.500%	4/1/18-11/1/35	51,952,114	55,073,686
Federal National Mortgage Association (FNMA)	4.500%	7/1/18-3/1/38	8,326,156	8,504,618
Federal National Mortgage Association (FNMA)	4.000%	8/1/20-9/1/20	3,657,377	3,723,196
Federal National Mortgage Association (FNMA)	5.000%	8/1/20-8/1/34	316,628,410	329,657,301
Federal National Mortgage Association (FNMA)	6.000%	4/19/25-4/13/40	53,970,000	57,454,448	(g)
Federal National Mortgage Association (FNMA)	7.500%	6/1/25-5/1/28	406,787	459,559
Federal National Mortgage Association (FNMA)	6.000%	1/1/26-8/1/37	27,469,659	29,502,801
Federal National Mortgage Association (FNMA)	6.500%	7/1/28-8/1/33	3,011,922	3,326,808
Federal National Mortgage Association (FNMA)	4.046%	6/1/35	5,997,063	6,236,467	(c)
Federal National Mortgage Association (FNMA)	4.563%	7/1/35	2,797,990	2,920,405	(c)
Federal National Mortgage Association (FNMA)	3.344%	8/1/35	762,413	795,398	(c)
Federal National Mortgage Association (FNMA)	3.256%	9/1/35	1,689,674	1,757,219	(c)
Federal National Mortgage Association (FNMA)	3.370%	9/1/35	3,565,349	3,710,822	(c)
Federal National Mortgage Association (FNMA)	2.447%	10/1/35	12,822,833	13,117,122	(c)
Federal National Mortgage Association (FNMA)	3.147%	10/1/35	1,201,319	1,250,435	(c)
Federal National Mortgage Association (FNMA)	3.170%	10/1/35	1,482,373	1,535,826	(c)
Federal National Mortgage Association (FNMA)	3.196%	10/1/35	1,367,781	1,424,454	(c)
Federal National Mortgage Association (FNMA)	3.840%	10/1/35	1,234,332	1,283,604	(c)
Federal National Mortgage Association (FNMA)	2.414%	11/1/35	5,270,051	5,375,133	(c)
Federal National Mortgage Association (FNMA)	2.418%	11/1/35	4,881,034	4,979,895	(c)
Federal National Mortgage Association (FNMA)	2.432%	11/1/35	5,690,339	5,811,216	(c)
Federal National Mortgage Association (FNMA)	2.436%	11/1/35	5,007,639	5,116,012	(c)
Federal National Mortgage Association (FNMA)	2.444%	11/1/35	5,597,734	5,715,663	(c)
Federal National Mortgage Association (FNMA)	5.511%	2/1/37	33,620,414	35,173,838	(c)
Federal National Mortgage Association (FNMA)	4.500%	4/13/40	39,700,000	39,786,864	(g)
Federal National Mortgage Association (FNMA), IO	9.500%	2/1/17	7,272	1,324	(e)
Federal National Mortgage Association (FNMA), IO	1,009.500%	2/25/20	4	91	(e)
Federal National Mortgage Association (FNMA), IO PAC	1,009.250%	8/25/21	254	5,658	(e)
Federal National Mortgage Association (FNMA), PO PAC	0.000%	5/25/22	46,312	43,877	(e)

Total FNMA				630,905,236

GNMA - 4.3%
Government National Mortgage Association	8.000%	10/15/16-7/15/17	81,671	91,207
Government National Mortgage Association	7.500%	10/15/22-8/15/32	138,737	156,707
Government National Mortgage Association	7.000%	6/15/23-5/15/32	205,353	229,968
Government National Mortgage Association	6.500%	10/15/23-3/15/33	8,429,069	9,239,816
Government National Mortgage Association	6.000%	3/15/26-8/15/35	14,340,119	15,493,825
Government National Mortgage Association	5.500%	1/15/33	157,082	167,483
Government National Mortgage Association	5.000%	6/15/35	556,937	581,921
Government National Mortgage Association (GNMA)	6.500%	8/15/28-9/15/32	1,210,941	1,327,119
Government National Mortgage Association (GNMA)	6.000%	2/15/32-4/15/35	1,628,496	1,761,077
Government National Mortgage Association (GNMA)	4.000%	4/20/40	15,000,000	14,632,055	(g)
Government National Mortgage Association (GNMA)	4.500%	4/20/40	111,300,000	112,541,943	(g)

Total GNMA				156,223,121

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $812,974,752)				841,005,387

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
MUNICIPAL BONDS - 0.2%
California - 0.1%
California State, GO, Build America Bonds	7.300%	10/1/39	$3,760,000	$3,773,311

Georgia - 0.1%
Municipal Electric Authority, GA, Build America
Bonds, Plant Vogtle Units 3&4 Project J	6.637%	4/1/57	2,290,000	2,271,382
Municipal Electric Authority, GA, Build America
Bonds, Plant Vogtle Units 3&4 Project M	6.655%	4/1/57	1,260,000	1,252,692

Total Georgia				3,524,074

TOTAL MUNICIPAL BONDS (Cost - $7,340,805)				7,297,385

SOVEREIGN BONDS - 0.4%
Mexico - 0.0%
United Mexican States, Medium-Term Notes	5.625%	1/15/17	160,000	171,200
United Mexican States, Medium-Term Notes	7.500%	4/8/33	302,000	360,135

Total Mexico				531,335

Russia - 0.4%
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	13,412,860	15,459,662	(b)

TOTAL SOVEREIGN BONDS (Cost - $14,609,885)				15,990,997

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 20.0%
U.S. Government Agencies - 3.5%
Federal Home Loan Mortgage Corp. (FHLMC)	5.300%	5/12/20	53,095,000	53,359,148	(h)
Federal Home Loan Mortgage Corp. (FHLMC)	5.625%	11/23/35	12,290,000	12,448,639
Federal National Mortgage Association (FNMA), Bonds	6.625%	11/15/30	6,630,000	7,923,301
Federal National Mortgage Association (FNMA), Subordinated Notes	5.250%	8/1/12	2,610,000	2,810,187
Federal National Mortgage Association (FNMA), zero coupon bond	0.000%	10/9/19	27,330,000	15,990,510
Financing Corp. (FICO) Strip, Bonds, zero coupon bond	0.000%	11/2/18	5,910,000	4,006,619
Financing Corp. (FICO) Strip, Debentures, zero coupon bond	0.000%	2/8/18	1,670,000	1,188,275
Financing Corp. (FICO) Strip, Debentures, zero coupon bond	0.000%	5/11/18	6,280,000	4,398,072
Financing Corp. (FICO) Strip, Debentures, zero coupon bond	0.000%	8/3/18	10,100,000	6,965,131
Financing Corp. (FICO) Strip, Debentures, zero coupon bond	0.000%	3/7/19	4,920,000	3,254,698
Financing Corp. (FICO) Strip, Debentures, zero coupon bond	0.000%	6/6/19	820,000	533,581
Financing Corp. (FICO) Strip, Notes, zero coupon bond	0.000%	4/6/18	5,060,000	3,565,848
Financing Corp. (FICO) Strip, Notes, zero coupon bond	0.000%	8/3/18	5,990,000	4,130,806
Financing Corp. (FICO) Strip, Notes, zero coupon bond	0.000%	9/26/19	310,000	197,619
Financing Corp. (FICO) Strip, zero coupon bond	0.000%	4/5/19	1,150,000	756,824	(e)
Tennessee Valley Authority	5.250%	9/15/39	3,550,000	3,510,517
Tennessee Valley Authority, Global Power Bonds 2000	7.125%	5/1/30	2,450,000	3,017,354

Total U.S. Government Agencies				128,057,129

U.S. Government Obligations - 16.5%
U.S. Treasury Bonds	3.500%	2/15/39	12,578,000	10,178,357	(h)
U.S. Treasury Bonds	4.250%	5/15/39	15,660,000	14,509,961
U.S. Treasury Bonds	4.500%	8/15/39	46,420,000	44,824,312
U.S. Treasury Bonds	4.375%	11/15/39	59,460,000	56,226,862
U.S. Treasury Bonds	4.625%	2/15/40	6,390,000	6,298,144
U.S. Treasury Notes	2.625%	12/31/14	71,506,000	72,019,985

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
U.S. Government Obligations - continued
U.S. Treasury Notes	2.250%	1/31/15	$42,360,000	$41,900,013
U.S. Treasury Notes	2.375%	3/31/16	16,560,000	16,016,633
U.S. Treasury Notes	3.125%	10/31/16	30,950,000	30,843,594	(h)
U.S. Treasury Notes	2.750%	11/30/16	52,810,000	51,353,606
U.S. Treasury Notes	3.250%	12/31/16	2,420,000	2,423,214
U.S. Treasury Notes	3.125%	1/31/17	38,880,000	38,603,602
U.S. Treasury Notes	2.750%	2/15/19	4,851,000	4,502,713	(h)
U.S. Treasury Notes	3.125%	5/15/19	7,000	6,667
U.S. Treasury Notes	3.625%	8/15/19	47,590,000	47,009,973
U.S. Treasury Notes	3.375%	11/15/19	85,685,000	82,679,342
U.S. Treasury Notes	3.625%	2/15/20	73,660,000	72,405,496
U.S. Treasury Strip Principal (STRIPS), zero coupon bond	0.010%	5/15/18	7,530,000	5,571,643

Total U.S. Government Obligations				597,374,117

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $734,959,180)				725,431,246

U.S. TREASURY INFLATION PROTECTED SECURITIES - 2.8%
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	29,735,754	31,127,298	(h)
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	15,140,908	15,061,661
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/27	31,994,739	33,344,533	(h)
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	11,218,076	10,619,490	(h)
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	9,818,802	12,462,210	(i)

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $97,843,473)				102,615,192

			SHARES
CONVERTIBLE PREFERRED STOCKS - 0.6%
CONSUMER DISCRETIONARY - 0.6%
Automobiles - 0.6%
Motors Liquidation Co., Senior Debentures, Series A	4.500%	3/6/32	1,606	13,699	*
Motors Liquidation Co., Senior Debentures, Series B	5.250%	3/6/32	814,445	6,947,216	*
Motors Liquidation Co., Senior Debentures, Series C	6.250%	7/15/33	1,514,912	12,997,945	*

TOTAL CONSUMER DISCRETIONARY				19,958,860

FINANCIALS - 0.0%
Thrifts & Mortgage Finance - 0.0%
Federal National Mortgage Association (FNMA)	5.375%		44	132,000	*

TOTAL CONVERTIBLE PREFERRED STOCKS (Cost - $15,856,417)				20,090,860

	RATE
PREFERRED STOCKS - 0.1%
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Motors Liquidation Co.	1.500%	27,922	235,662	*

FINANCIALS - 0.1%
Consumer Finance - 0.0%
GMAC Inc.	7.000%	162	123,485	(b)

Diversified Financial Services - 0.0%
Home Ownership Funding Corp.	1.000%	5,575	535,936	(b)(e)(f)
Home Ownership Funding II	1.000%	5,000	480,660	(b)(e)(f)

Total Diversified Financial Services			1,016,596

Thrifts & Mortgage Finance - 0.1%
Federal Home Loan Mortgage Corp. (FHLMC)	8.375%	844,875	1,072,991	*(c)
Federal National Mortgage Association (FNMA)	7.000%	26,600	39,900	*(c)

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2010

SECURITY	RATE	SHARES	VALUE
Thrifts & Mortgage Finance - continued
Federal National Mortgage Association (FNMA)	8.250%	578,475	$734,663	*(c)

Total Thrifts & Mortgage Finance			1,847,554

TOTAL FINANCIALS			2,987,635

TOTAL PREFERRED STOCKS (Cost - $46,183,570)			3,223,297

	EXPIRATION DATE	CONTRACTS
PURCHASED OPTIONS - 0.1%
Eurodollar Futures, Put @ $99.00	9/13/10	646	56,525
Interest rate swaption with Credit Suisse First Boston Inc., Call @ $4.25	3/16/11	29,100,000	925,063
Interest rate swaption with Credit Suisse First Boston Inc., Put @ $4.35	3/16/11	87,300,000	2,924,917
U.S. Treasury 10-Year Notes Futures, Call @ $117.00	5/21/10	273	179,156
U.S. Treasury 10-Year Notes Futures, Call @ $119.00	5/21/10	1,073	184,422
U.S. Treasury 10-Year Notes Futures, Put @ $112.00	5/21/10	21	2,625
U.S. Treasury 30-Year Bonds Futures, Call @ $121.00	5/21/10	95	16,328

TOTAL PURCHASED OPTIONS (Cost - $4,681,353)			4,289,036

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $4,020,036,861)			3,672,628,799

	RATE	MATURITY DATE	FACE AMOUNT
SHORT-TERM INVESTMENTS - 4.7%
U.S. Government Agency - 0.6%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes (Cost-$19,969,956)	0.261%	10/26/10	$20,000,000	19,967,640	(j)

Repurchase Agreements - 4.1%
Goldman Sachs & Co. repurchase agreement dated 3/31/10; Proceeds at maturity- $111,357,015; (Fully collateralized by various U.S. government agency obligations, 2.100% to 5.050% due 9/16/13 to 1/26/15; Market value- $113,572,450)	0.005%	4/1/10	111,357,000	111,357,000
Morgan Stanley repurchase agreement dated 3/31/10; Proceeds at maturity-$37,761,010; (Fully collateralized by U.S. government agency obligation, 1.125% due 12/15/11; Market value- $38,399,081)	0.010%	4/1/10	37,761,000	37,761,000

Total Repurchase Agreements(Cost - $149,118,000)				149,118,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $169,087,956)				169,085,640

TOTAL INVESTMENTS - 105.9% (Cost - $4,189,124,817#)				3,841,714,439
Liabilities in Excess of Other Assets - (5.9)%				(214,686,935)

TOTAL NET ASSETS - 100.0%				$3,627,027,504

*	Non-income producing security.
(a)	The coupon payment on these securities is currently in default as of March 31, 2010.
(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2010.
(d)	Security has no maturity date. The date shown represents the next call date.
(e)	Illiquid security.
(f)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).
(g)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).
(h)	All or a portion of this security is held by the custodian as collateral for open swap contracts.
(i)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(j)	Rate shown represents yield-to-maturity.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
GO	— General Obligation
IO	— Interest Only

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2010

PAC	— Planned Amortization Class
PO	— Principal Only
STRIPS	— Separate Trading of Registered Interest and Principal Securities

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
Eurodollar Futures, Call	6/14/10	$99.38	135	$89,437
Eurodollar Futures, Call	9/13/10	99.13	529	512,469
Eurodollar Futures, Call	3/14/11	98.88	250	193,750
Eurodollar Futures, Call	3/14/11	98.75	269	258,912
Eurodollar Futures, Put	9/13/10	98.63	646	24,225
Eurodollar Futures, Put	3/14/11	98.75	269	211,837
Eurodollar Futures, Put	3/14/11	98.88	250	228,125
U.S. Treasury 10-Year Notes Futures, Call	5/21/10	121.00	235	11,016

		STRIKE RATE	NOTIONAL PAR
Interest rate swaption with Barclays Capital Inc., Call	10/3/13	4.86	31,920,000	1,544,985
Interest rate swaption with Barclays Capital Inc., Put	10/3/13	4.86	31,920,000	2,190,523
Interest rate swaption with Credit Suisse First Boston Inc., Call	8/27/14	4.70	15,610,000	455,074
Interest rate swaption with Credit Suisse First Boston Inc., Put	4/13/10	5.03	16,800,000	378
Interest rate swaption with Credit Suisse First Boston Inc., Put	8/27/14	4.70	15,610,000	682,474
Interest rate swaption with Deutsche Bank Securities Inc., Call	9/2/14	4.70	4,740,000	138,148
Interest rate swaption with Deutsche Bank Securities Inc., Put	9/2/14	4.70	4,740,000	207,525
Interest rate swaption with Greenwich Capital Markets Inc., Call	10/2/13	4.97	57,220,000	2,977,237
Interest rate swaption with Greenwich Capital Markets Inc., Put	10/2/13	4.97	57,220,000	3,690,988
Interest rate swaption with JPMorgan Securities Inc., Call	10/3/13	4.86	25,300,000	1,224,566
Interest rate swaption with JPMorgan Securities Inc., Put	10/3/13	4.86	25,300,000	1,736,223

TOTAL WRITTEN OPTIONS (Premiums received - $17,365,679)				$16,377,892

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Western Asset Core Bond Portfolio (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. Debt securities are valued at the last quoted bid price provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the last quoted bid price as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 - quoted prices in active markets for identical investments
•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts to a single present amount.

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$1,229,861,051	$5,276,492	$1,235,137,543
Asset-backed securities	—	135,550,384	—	135,550,384
Collateralized mortgage obligations	—	581,997,472	—	581,997,472
Mortgage-backed securities	—	841,005,387	—	841,005,387
Municipal bonds	—	7,297,385	—	7,297,385
Sovereign bonds	—	15,990,997	—	15,990,997
U.S. government & agency obligations	—	725,431,246	—	725,431,246
U.S. treasury inflation protected securities	—	102,615,192	—	102,615,192
Convertible preferred stocks	—	20,090,860	—	20,090,860
Preferred stocks	$1,847,554	359,147	1,016,596	3,223,297
Purchased options	439,056	3,849,980	—	4,289,036

Total long-term investments	$2,286,610	$3,664,049,101	$6,293,088	$3,672,628,799

Short-term investments†	—	169,085,640	—	169,085,640

Total investments	$2,286,610	$3,833,134,741	$6,293,088	$3,841,714,439

Other financial instruments:
Futures contracts	$230,079	—	—	$230,079
Written options	(1,529,771)	$(14,848,121)	—	(16,377,892)
Interest rate swaps‡	—	(11,962,849)	—	(11,962,849)
Credit default swaps on corporate issues - sell protection‡	—	4,685,211	—	4,685,211
Credit default swaps on corporate issues - buy protection‡	—	1,700,651	—	1,700,651
Credit default swaps on credit indices - sell protection‡	—	(28,295,936)	—	(28,295,936)
Credit default swaps on credit indices - buy protection‡	—	21,521,433	—	21,521,433

Total other financial instruments	(1,299,692)	(27,199,611)	—	(28,499,303)

Total	$986,918	$3,805,935,130	$6,293,088	$3,813,215,136

†	See Schedule of Investments for additional detailed categorizations.
‡	Values include any premiums paid or received with respect to swap contracts.

Notes to Schedule of Investments (unaudited) (continued)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES	PREFERRED STOCKS	TOTAL
Balance as of December 31, 2009	—	$1,016,059	$1,016,059
Accrued premiums/discounts	—	—	—
Realized gain/(loss)(1)	—	—	—
Change in unrealized appreciation (depreciation)(2)	—	537	537
Net purchases (sales)	—	—	—
Transfers into Level 3	$5,276,492	—	5,276,492
Transfers out of Level 3	—	—	—

Balance as of March 31, 2010	$5,276,492	$1,016,596	$6,293,088

Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2010(2)	—	$537	$537

(1)	This amount is included in net realized gain (loss) from investment transactions.
(2)	Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase Agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Inflation-Indexed Bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(d) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(e) Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

Notes to Schedule of Investments (unaudited) (continued)

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(f) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Futures Contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Swap Agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked to market daily and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Schedule of Investments.

Credit Default Swaps. The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to a sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Notes to Schedule of Investments (unaudited) (continued)

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest Rate Swaps. The Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is accrued daily as interest income. Interest rate swaps are marked to market daily based upon quotations from market makers. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(i) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Credit and Market Risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(k) Security Transactions. Security transactions are accounted for on a trade date basis.

Notes to Schedule of Investments (unaudited) (continued)

2. Investments

At March 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$117,490,918
Gross unrealized depreciation	(464,901,296)

Net unrealized depreciation	$(347,410,378)

At March 31, 2010, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
90-Day Eurodollar	147	6/10	$36,153,547	$36,614,025	$460,478
90-Day Eurodollar	217	9/10	53,293,288	53,959,763	666,475
90-Day Eurodollar	266	12/11	65,017,914	64,987,125	(30,789)
U.S. Treasury Bonds	816	6/10	98,569,879	97,894,500	(675,379)
U.S. Treasury 2-Year Notes	1,182	6/10	256,505,716	256,438,595	(67,121)
U.S. Treasury 5-Year Notes	6,396	6/10	736,031,484	734,540,625	(1,490,859)

					$(1,137,195)

Contracts to Sell:
90-Day Eurodollar	266	12/10	65,973,786	65,948,050	25,736
U.S. Treasury 10-Year Notes	4,189	6/10	488,059,246	486,971,250	1,087,996
U.S. Treasury 30-Year Bonds	218	6/10	25,568,792	25,315,250	253,542

					$1,367,274

Net Unrealized Gain on Open Futures Contracts					$230,079

During the period ended March 31, 2010, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding December 31, 2009	330,544,160	$18,613,082
Options written	4,192	2,010,798
Options closed	(22,084,332)	(2,305,286)
Options expired	(22,081,437)	(952,915)

Written options, outstanding March 31, 2010	286,382,583	$17,365,679

Notes to Schedule of Investments (unaudited) (continued)

At March 31, 2010, the Fund had the following open swap contracts:
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION/ (DEPRECIATION)
Interest Rate Swaps:
Banc of America Securities LLC	$4,700,000	3/1/13	5.104% Semi-Annually	3-month LIBOR	—	$(452,992)
Banc of America Securities LLC	2,740,000	12/16/13	5.381% Semi-Annually	3-month LIBOR	—	(317,350)
Banc of America Securities LLC	4,400,000	11/10/15	4.864% Semi-Annually	3-month LIBOR	—	(447,099)
Banc of America Securities LLC	2,750,000	1/15/16	5.45084% Semi-Annually	3-month LIBOR	—	(366,216)
Banc of America Securities LLC	4,120,000	10/3/16	5.425% Semi-Annually	3-month LIBOR	—	(552,091)
Banc of America Securities LLC	91,600,000	2/15/25	4.29456% Semi-Annually	3-month LIBOR	—	(547,219)
Barclays Capital Inc.	5,600,000	11/1/11	5.439% Semi-Annually	3-month LIBOR	—	(399,966)
Barclays Capital Inc.	3,550,000	6/25/12	5.06% Semi-Annually	3-month LIBOR	—	(292,974)
Barclays Capital Inc.	3,520,000	9/15/12	5.189% Semi-Annually	3-month LIBOR	—	(318,087)
Barclays Capital Inc.	16,960,000	11/20/19	3.9% Semi-Annually	3-month LIBOR	—	(198,636)
Citigroup Global Markets	5,500,000	9/15/11	3.34% Semi-Annually	3-month LIBOR	—	(201,175)
Credit Suisse First Boston USA	3,070,000	9/15/10	5.0025% Semi-Annually	3-month LIBOR	—	(65,293)
Credit Suisse First Boston USA	3,020,000	8/15/13	5.023% Semi-Annually	3-month LIBOR	—	(301,182)
Credit Suisse First Boston USA	203,340,000	2/28/14	2.75013% Semi-Annually	3-month LIBOR	—	(3,812,889)
Credit Suisse First Boston USA	3,290,000	3/15/14	5.131% Semi-Annually	3-month LIBOR	—	(359,116)
Credit Suisse First Boston USA	3,050,000	9/15/15	5.16% Semi-Annually	3-month LIBOR	—	(356,604)
Credit Suisse First Boston USA	2,420,000	3/1/17	5.335% Semi-Annually	3-month LIBOR	—	(313,298)
Deutsche Bank AG	5,620,000	6/15/16	5.1825% Semi-Annually	3-month LIBOR	—	(670,510)
Deutsche Bank AG	4,120,000	4/1/17	5.435% Semi-Annually	3-month LIBOR	—	(559,732)
JP Morgan Chase & Co.	4,270,000	9/15/14	5% Semi-Annually	3-month LIBOR	—	(455,173)
JP Morgan Chase & Co.	24,000,000	3/17/20	3.6% Semi-Annually	3-month LIBOR	$34,910	375,896
Morgan Stanley & Co., Inc.	2,750,000	3/15/12	4.7625% Semi-Annually	3-month LIBOR	—	(193,160)
Morgan Stanley & Co., Inc.	3,400,000	4/30/16	5.189% Semi-Annually	3-month LIBOR	—	(407,432)
Morgan Stanley & Co., Inc.	28,710,000	9/16/19	3.25% Semi-Annually	3-month LIBOR	(367,831)	1,503,860
RBS Greenwich	4,250,000	3/1/16	5.12% Semi-Annually	3-month LIBOR	—	(491,061)
RBS Greenwich	50,600,000	7/16/19	3.64% Semi-Annually	3-month LIBOR	—	283,370
RBS Greenwich	25,300,000	7/16/39	3-month LIBOR	4.095% Semi-Annually	—	(1,713,799)

Total	$516,650,000				$(332,921)	$(11,629,928)

Notes to Schedule of Investments (unaudited) (continued)

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[1]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT MARCH 31, 2010[2]	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION/ (DEPRECIATION)
Credit Default Swaps on Corporate Issues - Sell Protection[3]
Deutsche Bank AG (Ford Motor Credit Co., 7.45%, due 7/16/31)	$1,700,000	3/20/15	5.21%	2.93% Quarterly	$(159,752)	—	$(159,752)
JP Morgan Chase & Co. (Ford Motor Credit Company, 7%, due 10/1/13)	12,500,000	6/20/10	1.65%	4.83% Quarterly	89,009	—	89,009
RBS Greenwich (Countrywide Home Loans, Inc., 4%, due 3/22/11)	25,000,000	6/20/12	0.90%	0.72% Quarterly	(98,780)	—	(98,780)
RBS Greenwich (Countrywide Home Loans, Inc., 4%, due 3/22/11)	10,000,000	9/20/12	0.94%	2.75% Quarterly	440,375	—	440,375
RBS Greenwich (Countrywide Home Loans, Inc., 4%, due 3/22/11)	9,100,000	9/20/12	0.94%	6% Quarterly	1,120,114	—	1,120,114
RBS Greenwich (Countrywide Home Loans, Inc., 4%, due 3/22/11)	9,100,000	9/20/12	0.94%	6.1% Quarterly	1,142,247	—	1,142,247
RBS Greenwich (Countrywide Home Loans, Inc., 4%, due 3/22/11)	10,000,000	12/20/12	0.97%	5% Quarterly	1,073,233	$(675,584)	1,748,817
RBS Greenwich (Ford Motor Credit Company, 7%, due 10/1/13)	25,000,000	12/20/10	1.75%	4.26% Quarterly	453,040	—	453,040
RBS Greenwich (General Motors Acceptance Corporation, 6.875%, due 8/28/12)	7,500,000	9/20/10	1.55%	5.75% Quarterly	149,948	—	149,948
RBS Greenwich (Ryland Group Inc., 5.375%, due 1/15/15)	9,800,000	12/20/12	1.25%	2.4% Quarterly	298,993	—	298,993
RBS Greenwich (SLM Corp., 5.125%, due 8/27/12)	25,000,000	6/20/12	2.59%	1.78% Quarterly	(432,413)	—	(432,413)
RBS Greenwich (SLM Corp., 5.125%, due 8/27/12)	10,000,000	9/20/12	2.74%	2.67% Quarterly	(16,803)	—	(16,803)
RBS Greenwich (Time Warner Inc. 6.875%, due 5/1/12)	5,000,000	9/20/10	0.20%	0.47% Quarterly	6,567	—	6,567
RBS Greenwich (Time Warner Inc., 6.875%, due 5/1/12)	12,500,000	12/20/10	0.20%	0.5% Quarterly	27,724	—	27,724
The Goldman Sachs Group, Inc. (Countrywide Financial, 0.0%, due 2/8/31)	4,700,000	9/20/12	0.94%	6% Quarterly	578,520	—	578,520
The Goldman Sachs Group, Inc. (Ford Motor Credit Co., 7%, due 10/1/13)	1,900,000	6/20/10	1.65%	4.75% Quarterly	13,189	—	13,189

Total	$178,800,000				$4,685,211	$(675,584)	$5,360,795

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[1]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	MARKET VALUE	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION/ (DEPRECIATION)
Credit Default Swaps on Corporate Issues - Buy Protection[4]
Banc of America Securities LLC (Home Depot Inc., 3.75%, due 9/15/09)	$2,740,000	12/20/13	0.635% Quarterly	$(12,610)	—	$(12,610)
Banc of America Securities LLC (Marriot International Inc., 4.625%, due 6/15/12 )	4,400,000	12/20/15	0.73% Monthly	75,224	—	75,224
Banc of America Securities LLC (Masco Corp., 5.875%, due 7/15/12)	4,120,000	12/20/16	1.04% Quarterly	199,035	—	199,035
Banc of America Securities LLC (PHH Corporate Note, 7.125%, due 3/1/13 )	3,410,000	3/20/13	1.05% Monthly	471,806	—	471,806
Banc of America Securities LLC (Viacom Inc., 4.625%, due 5/15/18)	2,750,000	12/20/15	1.13% Quarterly	22,065	—	22,065
Barclays Capital Inc. (Amerisourcebergen Corp., 5.625%, due 9/15/12)	3,520,000	9/20/12	0.5% Quarterly	(5,267)	—	(5,267)
Barclays Capital Inc. (Health Care Property Investments Inc., 6.45%, due 6/25/12)	3,550,000	6/20/12	0.63% Quarterly	31,404	—	31,404
Barclays Capital Inc. (Motorola Inc., 6.5%, due 9/1/25)	5,600,000	12/20/11	0.32% Quarterly	25,500	—	25,500
Credit Suisse First Boston USA (Amerisource Bergen Corp., 8.125%, due 9/1/08)	3,050,000	9/20/15	0.9% Quarterly	(30,082)	—	(30,082)
Credit Suisse First Boston USA (Marsh & Mclennan Company, Inc., 5.375%, due 7/15/14)	3,070,000	9/20/10	0.46% Quarterly	2,021	—	2,021
Credit Suisse First Boston USA (Masco Corp., 5.875%, due 7/15/12)	3,320,000	9/20/13	0.75% Quarterly	64,868	—	64,868
Credit Suisse First Boston USA (Southwest Airlines Co., 5.25%, due 10/1/14)	2,420,000	3/20/17	0.69% Quarterly	108,846	—	108,846
Credit Suisse First Boston USA (Waste Management Inc., 7.375%, due 8/1/10)	3,290,000	3/20/14	0.49% Quarterly	23,768	—	23,768

Notes to Schedule of Investments (unaudited) (continued)

Deutsche Bank AG (Autozone Inc., 6.95%, due 6/15/16)	5,620,000	6/20/16	0.58% Quarterly	38,021	—	38,021
Deutsche Bank AG (Centurytel Inc., 7.875%, due 8/15/12)	4,120,000	3/20/17	0.89% Quarterly	166,635	—	166,635
JP Morgan Chase & Co. (Bell South Corp., 6%, due 10/15/11)	4,270,000	9/20/14	0.28% Quarterly	25,060	—	25,060
Morgan Stanley & Co., Inc. (Sara Lee Corp. 6.125% due 11/01/32)	5,500,000	9/20/11	0.62% Quarterly	(19,618)	—	(19,618)
Morgan Stanley & Co., Inc. (Viacom Inc., 6.25%, due 4/30/16)	5,460,000	3/20/12	0.36% Quarterly	(3,212)	—	(3,212)
Morgan Stanley & Co., Inc. (Weyerhaeuser Co. Note, 7.125%, due 7/15/23)	2,750,000	3/20/12	0.74% Quarterly	12,968	—	12,968
RBS Greenwich (Home Depot Inc., 5.4%, due 3/1/16)	4,250,000	3/20/16	0.48% Monthly	50,329	—	50,329
RBS Greenwich (Washington Mutual 2005-AR11, 1-Month LIBOR + 120 bp, due 8/25/45)	459,528	8/25/45	2.55% Monthly	453,890	—	453,890 *

Total	$77,669,528			$1,700,651	—	$1,700,651

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[1]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE[5]	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION/ (DEPRECIATION)
Credit Default Swaps on Credit Indices - Sell Protection[3]
Banc of America Securities LLC (CDX IG 9)	$141,424,800	12/20/12	0.6% Quarterly	$(1,549,648)	$(1,566,578)	$16,930
Credit Suisse First Boston USA (ABX.HE-AAA 06-1)	46,095,974	7/25/45	0.18% Monthly	(6,568,676)	(3,810,311)	(2,758,365)
Credit Suisse First Boston USA (ABX.HE-AAA 06-1)	13,350,200	7/25/45	0.18% Monthly	(1,902,404)	(1,166,421)	(735,983)
Credit Suisse First Boston USA (ABX.HE-AAA 06-1)	61,125,445	7/25/45	0.18% Monthly	(8,710,376)	(5,951,649)	(2,758,727)
Credit Suisse First Boston USA (CDX IG 9)	19,940,800	12/20/12	0.6% Quarterly	(218,499)	(220,886)	2,387
Credit Suisse First Boston USA (CDX IG HVOL 10)	18,199,935	6/20/13	3.5% Quarterly	504,796	168,952	335,844
Credit Suisse First Boston USA (CDX IG HVOL 10)	18,106,602	6/20/13	3.5% Quarterly	502,207	(290,878)	793,085
Deutsche Bank AG (ABX.HE-AAA 06-1)	18,136,121	7/25/45	0.18% Monthly	(2,584,397)	(1,509,847)	(1,074,550)
Deutsche Bank AG (ABX.HE-AAA 06-1)	9,235,987	7/25/45	0.18% Monthly	(1,316,128)	(806,957)	(509,171)
Deutsche Bank AG (ABX.HE-AAA 06-1)	4,366,103	7/25/45	0.18% Monthly	(622,170)	(470,838)	(151,332)
JP Morgan Chase & Co. (CDX IG 8)	30,917,920	6/20/12	0.35% Quarterly	(338,057)	(123,407)	(214,650)
JP Morgan Chase & Co. (CMBX 3 2007-1 AAA)	38,430,000	12/13/49	0.08% Quarterly	(4,995,900)	(12,449,018)	7,453,118
Merrill Lynch & Co., Inc. (CDX HY 9)	4,650,000	12/20/12	2% Quarterly	(204,725)	—	(204,725)
Merrill Lynch & Co., Inc. (CDX HY 9)	4,580,000	12/20/12	2.3% Quarterly	(165,220)	—	(165,220)
Morgan Stanley & Co., Inc. (CDX IG HVOL 10)	9,333,300	6/20/13	3.5% Quarterly	258,869	36,451	222,418
RBS Greenwich (CDX IG HVOL 10)	7,279,974	6/20/13	3.5% Quarterly	201,918	117,591	84,327
The Goldman Sachs Group, Inc. (CDX HY 9)	17,580,000	12/20/12	1.8% Quarterly	(867,195)	—	(867,195)
The Goldman Sachs Group, Inc. (CDX HY 9)	4,360,000	12/20/12	2% Quarterly	(191,957)	—	(191,957)
The Goldman Sachs Group, Inc. (CDX HY 9)	10,000,000	12/20/12	5.44% Quarterly	471,626	—	471,626

Total	$477,113,161			$(28,295,936)	$(28,043,796)	$(252,140)

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[1]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	MARKET VALUE[5]	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION/ (DEPRECIATION)
Credit Default Swaps on Credit Indices - Buy Protection[4]
Banc of America Securities LLC (CDX IG 9)	$87,216,800	12/20/14	0.7% Quarterly	$1,861,381	$1,857,700	$3,681
Barclays Capital Inc. (CDX IG HVOL 10)	9,333,300	6/20/13	3.5% Quarterly	(258,869)	(271,335)	12,466
Credit Suisse First Boston USA (CDX IG 9)	12,390,400	12/20/14	0.7% Quarterly	264,436	263,913	523
Credit Suisse First Boston USA (CMBX 1 2006-1 AAA)	1,760,000	10/12/52	0.1% Monthly	112,200	403,332	(291,132)
Credit Suisse First Boston USA (CMBX 3 2007-1 AAA)	18,625,000	12/13/49	0.08% Monthly	2,421,250	6,065,040	(3,643,790)
Credit Suisse First Boston USA (CMBX 4 2007-2 AJ)	9,900,000	2/17/51	0.96% Monthly	5,185,125	2,071,908	3,113,217
JP Morgan Chase & Co. (CDX IG HVOL 10)	20,066,595	6/20/13	3.5% Quarterly	(556,569)	(609,307)	52,738
JP Morgan Chase & Co. (CMBX 3 2007-1 AAA)	19,805,000	12/13/49	0.08% Monthly	2,574,650	6,448,902	(3,874,252)
Merrill Lynch & Co., Inc. (CMBX 4 2007-2 AJ)	9,900,000	2/17/51	0.96% Monthly	5,185,125	2,071,907	3,113,218
The Goldman Sachs Group, Inc. (CDX IG HVOL 10)	18,199,935	6/20/13	3.5% Quarterly	(504,796)	142,271	(647,067)
The Goldman Sachs Group, Inc. (CMBX 4 2007-2 AJ)	10,000,000	2/17/51	0.96% Monthly	5,237,500	2,093,257	3,144,243

Total	$217,197,030			$21,521,433	$20,537,588	$983,845

Notes to Schedule of Investments (unaudited) (continued)

[1]

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[2]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[3]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

[5]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡	Percentage shown is an annual percentage rate.
*	Security is valued in good faith at fair value by or under the direction of the Board of Directors.

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at March 31, 2010.

	Futures Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Purchased Options, at value	Written Options, at value	Swap Contracts, at value	Total
Interest Rate Contracts	$2,494,227	$(2,264,148)	$4,289,036	$(16,377,892)	$(11,962,849)	$(23,821,626)
Credit Contracts	—	—	—	—	(388,641)	(388,641)
Equity Contracts	—	—	—	—	—	—
Other Contracts	—	—	—	—	—	—

Total	$2,494,227	$(2,264,148)	$4,289,036	$(16,377,892)	$(12,351,490)	$(24,210,267)

During the period ended March 31, 2010, the Fund had average market values of $1,586,351,538, $493,347,216, $3,517,041 and $18,993,623 in futures contracts (to buy), futures contracts (to sell), purchased options and written options, respectively. Additionally, the Fund had average notional balances of $554,125,000, $376,156,850 and $769,244,963 in interest rate swaps, credit default swap contracts (to buy protection) and credit default swap contracts (to sell protection), respectively.

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

As of March 31, 2010, the total value of swap positions with credit related contingent features in a net liability position was $32,334,123. If a contingent feature would have been triggered as of March 31, 2010, the Fund would have been required to pay this amount in cash to its counterparties. The aggregate fair value of assets posted as collateral for all swaps was $38,506,871.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By	/S/ R. JAY GERKEN
R. Jay Gerken
President

Date:	May 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ R. JAY GERKEN
R. Jay Gerken
President

Date:	May 27, 2010

By	/S/ FRANCES M. GUGGINO
Frances M. Guggino
Principal Financial and Accounting Officer

Date:	May 27, 2010